Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 3,051	$ 2,779
Provision charged to cost of sales	2,892	3,024
Usage	(2,760)	(2,859)
Adjustments to previously provided warranties, net	(243)	(54)
Currency translation	(92)	161
Balance at end of year	$ 2,848	$ 3,051